Exhibit 32
                                                                      ----------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the accompanying General Form for Registration of Securities of Small Business Issuers of Sunrise U.S.A. Incorporated (the Company) on Form 10-SB Amendment No. 1 filed with the Securities and Exchange Commission on the date hereof (the Report), I, Omar G. Barrientos, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ OMAR G. BARRIENTOS
-------------------------------
Omar G. Barrientos
President
Sunrise U.S.A. Incorporated
Date: November 15, 2004